EXHIBIT 10.60

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


         This  First  Amendment  to Loan and  Security  Agreement  ("Amendment")

entered  into as of April 7, 1998,  by and among  CAPITAL  ASSOCIATES,  INC. and

CAPITAL  ASSOCIATES  INTERNATIONAL,  INC.  (each  a  Borrower  and  collectively

"Borrowers"),  CORESTATES  BANK, N.A., a national  banking  corporation,  in its capacity as agent  ("Agent") and as lender and each of the lenders listed on the signature  pages  hereof and the First  Amended  Schedule A attached to the Loan

Agreement,  in  their  capacity  as  lenders  (singly,  each is a  "Lender"  and collectively, all are "Lenders").

                                   BACKGROUND
                                   ----------

         A.  On or about November 26, 1997, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement ("Loan Agreement")  pursuant to which

Lenders agreed to make advances to Borrowers up to a maximum aggregate amount of

$60,000,000, evidenced by Borrowers' delivery of certain Notes to Lenders.

         B.  Borrowers  have  requested  that  Lenders  and Agent amend the Loan

Agreement  pursuant to the terms  hereof and Agent and Lenders have agreed to do so subject to the terms hereof.

         C.  All capitalized  terms not otherwise  defined herein shall have the meanings ascribed to them in the Loan Agreement.

         NOW,  THEREFORE,   with  the  foregoing   background   incorporated  by

reference,  the parties hereto,  intending to be legally bound,  hereby agree as follows:

             1.  AMENDMENT TO LOAN AGREEMENT:

                 a.  Section  1.1 of the  Loan  Agreement  is hereby  amended by deleting  the  definition  of "Senior  Management  Team" in  its  entirety  and replacing it with the following:

                 SENIOR MANAGEMENT TEAM - Richard Abernethy, Anthony DiPaolo and Jack Olmstead.

                 b.  Section 7.11 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                 7.11 CHANGE OF MANAGEMENT: Borrower shall not at any time permit two current members of Borrowers' Senior Management Team to cease to be involved in the day to day operations of the Borrowers.

             2.  Each  Surety, parties to a certain Surety Agreement dated as of

November 27, 1997 in favor of Agent for the benefit of the Lenders, by execution hereof in their capacity as Sureties, hereby consent to the amendments set forth in this  Amendment, and  acknowledge that the  Surety  Agreement remains in full force  and  effect  and  that  each  remain,  jointly and  severally  liable for

Obligations of Borrowers to Lenders.

             3.  a.  Borrowers  represent and warrant that as of the date hereof no Event  of Default or  Unmatured Event of Default has  occurred or is existing under the Loan Documents.

                 b.  The  execution  and  delivery  by  each  Borrower  of  this

Amendment and performance by it of the transactions herein contemplated  (i) are and  will  be  within its  powers,  (ii) have  been  authorized by all necessary corporate  action,  and (iii)  are not and  will not be in  contravention of any


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order of any court or other agency of government, of law or any other indenture,

agreement  or  undertaking  to  which such  Borrower  is a party or by which the

Property of such Borrower is bound, or be in conflict  with,  result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture,  agreement  or  undertaking  or result in the imposition of any lien,

charge or encumbrance of any nature on any of the properties of such Borrower.

                 c.  This  Amendment  and  each  other  agreement, instrument or document  executed  and/or  delivered  in  connection  herewith, shall be valid,

binding and enforceable in accordance with its respective terms.

             4.  This  Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

             5.  Except as expressly provided  herein, all terms and  conditions of  the  Loan  Documents  remain in full  force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of  this  Amendment are  expressly  inconsistent with the provisions of the Loan

Documents, the provisions of this Amendment shall control.

             6.  This  Amendment may be  executed in any number of counterparts,

each  of  which  when  so  executed  shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.


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



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the day and year first above written.

                                    BORROWERS:


                                    CAPITAL ASSOCIATES, INC.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:  /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)

                                    Fed. Tax ID No. 84-1055327


                                    CAPITAL ASSOCIATES INTERNATIONAL, INC.


                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:  /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No. 84-0724694

                                    AGENT:

                                    CORESTATES BANK, N.A.

                                    By:  /s/Hugh W. Connelly
                                         ----------------------------------
                                         Title:  Vice President


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




                                    LENDERS:

                                    CORESTATES BANK, N.A., as Lender and
                                    Issuing Bank

                                    By:  /s/Hugh W. Connelly
                                         ----------------------------------
                                         Title:  Vice President


                                    NORWEST BANK COLORADO, N.A.

                                    By:  /s/Carol A. Ward
                                         ----------------------------------
                                         Title:  Vice President


                                    BANKBOSTON, N.A.

                                    By:  /s/Dierdre M. Holland
                                         ----------------------------------
                                         Title:  Vice President

                                    EUROPEAN AMERICAN BANK

                                    By:  /s/Christopher M. Czaja
                                         ----------------------------------
                                         Title:  Vice President

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    D/B/A COLORADO NATIONAL BANK

                                    By:  /s/Ralph P. Atkinson
                                         ----------------------------------
                                         Title:  Vice President


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



                                    SURETIES:

                                    CAI EQUIPMENT LEASING II CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1133179

                                    CAI EQUIPMENT LEASING III CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1184608

                                    CAI EQUIPMENT LEASING IV CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1248788

                                    CAI EQUIPMENT LEASING V CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1348277



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



                                    CAI PARTNERS MANAGEMENT COMPANY

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1066243

                                    CAPITAL EQUIPMENT CORPORATION

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-0913965

                                    CAI EQUIPMENT LEASING VI CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1435874

                                    CAI LEASE SECURITIZATION I CORP.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1250490

                                    CAI LEASING CANADA, LTD.

                                    By:  /s/Anthony M. DiPaolo
                                         ----------------------------------
                                         Title:  President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1150068




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



                                    CAPITAL ASSOCIATES INTERNATIONAL
                                    de MEXICO S. de R.L. de C.V.

                                    By:      /s/Anthony M. DiPaolo
                                         ----------------------------------
                                             Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: N/A

                                    WHITEWOOD EQUIPMENT CORPORATION f/k/a
                                    WHITEWOOD CREDIT CORPORATION

                                    By:      /s/Anthony M. DiPaolo
                                         ----------------------------------
                                             Title:  President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 84-1032253

                                    CAI SECURITIES CORPORATION

                                    By:      /s/Anthony M. DiPaolo
                                         ----------------------------------
                                             Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                             ------------------------------
                                             (Corporate Seal)
                                    Fed. Tax ID No.: 68-0002657


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